Supplement Dated August 2, 2017
To The Prospectus Dated April 24, 2017

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change of Control for the JNL Multi-Manager Small Cap Value Fund

On June 1-2, 2017, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended, for one of the sub-advisers of the JNL Multi-Manager Small Cap Value Fund (the "Fund").  The Fund is managed by several unaffiliated sub-advisers; Century Capital Management, LLC ("Century") is one of those sub-advisers. Century provides the day-to-day management for one of the strategies of the Fund (the "Century Strategy").  Century has entered into an agreement to sell its mutual fund asset management business to Congress Asset Management Company, LLP (the "Transaction").  The Transaction is not expected to result in any changes to the personnel responsible for managing the Century Strategy (to be known as the Congress Strategy) of the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the change of control of Century. Although the shareholders of the Fund do not need to approve the Transaction, it is subject to approval by shareholders of Century's proprietary Funds and to other customary closing conditions.  The Transaction is expected to take place on or about September 15, 2017.

This Supplement is dated August 2, 2017.